FLEXSHARES® TRUST

FLEXSHARES® READY ACCESS VARIABLE INCOME FUND

Supplement dated July 2, 2015 to Prospectus dated March 1, 2015

1.         The section entitled “Principal Investment Strategies” beginning on page 2 is amended and restated as follows:

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets in a non-diversified portfolio of fixed-income instruments, including bonds, debt securities and other similar instruments issued by U.S. and non-U.S. public and private sector entities. Such issuers include, without limitation, U.S. and non-U.S. governments and their agencies, instrumentalities or sponsored enterprises, U.S. state and local governments and U.S. and non-U.S. private-sector entities, such as corporations and banks. The average portfolio duration of this Fund will vary based on The Northern Trust Company Investment Policy Committee’s forecast for interest rates and will normally not exceed one year. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. The dollar-weighted average portfolio maturity of the Fund is normally not expected to exceed two years.

The Fund invests in investment grade debt securities (i.e., securities that are, at the time of investment, rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by NTI). The Fund may invest, without limitation, in fixed-income securities and instruments of foreign issuers in developed and emerging markets, including debt securities of foreign governments, and may invest more than 25% of its total assets in securities and instruments of issuers in a single developed market country. The Fund may invest up to 20% of its total assets in fixed-income securities and instruments of issuers in emerging markets.

The Fund may invest, without limitation, in mortgage- or asset-backed securities, including to-be-announced transactions, and purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. However, the Fund will not invest more than 10% of its total assets in non-agency mortgage or asset-backed securities. The Fund also may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts (such as buy backs or mortgage dollar rolls). The Fund may engage in forward foreign currency transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders. The Fund, however, does not expect to engage in currency transactions for speculative purposes (e.g., for potential income or capital gain).

The Fund is “non-diversified” under the Investment Company Act of 1940, as amended, and may invest more of its assets in fewer issuers than “diversified” funds.

2.         The following sentence is added after the first sentence of the first paragraph of the sub-section entitled “Borrowing and Reverse Repurchase Agreements” beginning on page 8 in the section entitled “Additional Information About the Fund’s Investments and Principal Risks”:

The Fund may enter into reverse repurchase agreements in amounts not exceeding 20% of the Fund’s total assets.

3.         The following disclosure is deleted from the sub-section entitled “Fixed-Income Instruments” beginning on page 12 in the section entitled “Additional Information About the Fund’s Investments and Principal Risks”:

•	repurchase agreements on fixed-income instruments and reverse repurchase agreements on fixed-income instruments;

Please retain this supplement for future reference.

FLEXSHARES® TRUST

FLEXSHARES® READY ACCESS VARIABLE INCOME FUND

Supplement dated July 2, 2015 to Statement of Additional Information dated March 1, 2015

1.         The second paragraph of the section entitled “Investment Objective, Strategies and Risk” beginning on page 2 is amended and restated as follows:

The investment objective of the Fund may be changed without shareholder approval. Except as expressly noted below, the Fund’s investment strategies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, the Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by NTI to be substantially similar to those of any other investment otherwise permitted by the Fund’s investment strategies. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its total assets in a non-diversified portfolio of fixed-income instruments including bonds, debt securities and other similar liability instruments issued by U.S. and non-U.S. public and private entities. Such issuers include, without limitation, U.S. and non-U.S. governments and their agencies, instrumentalities or sponsored enterprises, U.S. state and local governments and U.S. and non-U.S. private-sector entities, such as corporations and banks. The Fund is an actively managed exchange-traded fund (“ETF”) and does not seek to replicate the performance of a specified index.

2.         The first paragraph of the section entitled “Fixed Income Securities” beginning on page 7 under “Investment Objective, Strategies and Risk” is amended and restated as follows:

FIXED INCOME SECURITIES. The Fund seeks to achieve the investment objective by investing under normal circumstances at least 80% of its total assets in a non-diversified portfolio of fixed income instruments, including bonds, debt securities and other similar instruments issued by U.S. and non-U.S. public and private sector entities. Fixed income securities, including corporate debt obligations, generally expose the Fund to the following types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Fund’s income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Fund); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or “called” prior to maturity, requiring the Fund to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security’s duration and reducing the value of the security).

3.         Footnote 1 on page 30 to the Table of Trustees of FlexShares Trust in the section entitled “Trustees and Officers” is amended and restated as follows:

Each Non-Interested Trustee may be contacted by writing to the Trustee, c/o Paul Dykstra, Ropes & Gray LLP, 191 North Wacker Drive, 32nd floor, Chicago, IL 60606. Mr. Thomas may be contacted by writing to him at 50 S. LaSalle St., Chicago, Illinois 60603.

Please retain this supplement for future reference.